                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles
M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement of NationsBank Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of a number of shares of common stock of NationsBank Corporation to be issued in exchange for the outstanding shares of common stock, on a fully-diluted basis, of BankAmerica Corporation upon consummation of the proposed reincorporation of NationsBank Corporation as a Delaware company by means of a merger of NationsBank Corporation into NationsBank (DE) Corporation and subsequent merger of BankAmerica Corporation with and into NationsBank (DE) Corporation, and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                              NATIONSBANK CORPORATION


                              By: /s/ Hugh L. McColl, Jr.
                                 ----------------------------
                                   Hugh L. McColl, Jr.
                                   Chief Executive Officer


Dated: June 24, 1998



       Signature                           Title                         Date
       ---------                           -----                         ----
/s/ Hugh L. McColl, Jr.     Chief Executive Officer and Director   June 24, 1998
-----------------------     (Principal Executive Officer)
Hugh L. McColl, Jr.


/s/ James H. Hance, Jr.     Director, Vice Chairman and            June 24, 1998
-----------------------     Chief Financial Officer
James H. Hance, Jr.         (Principal Financial Officer)


/s/ Marc D. Oken            Executive Vice President and           June 24, 1998
-----------------------     Chief Accounting Officer
Marc D. Oken                (Principal Accounting Officer)


/s/ Charles E. Rice         Chairman of the Board                  June 24, 1998
-----------------------     and Director
Charles E. Rice


/s/ Ray C. Anderson         Director                               June 24, 1998
-----------------------
Ray C. Anderson


/s/ Rita Bornstein          Director                               June 24, 1998
-----------------------
Rita Bornstein


/s/ B.A. Bridgewater, Jr.   Director                               June 24, 1998
-------------------------
B.A. Bridgewater, Jr.


-------------------------   Director
Thomas E. Capps


-------------------------   Director
Alvin R. Carpenter





                                       Director
----------------------------
Charles W. Coker


/s/ Thomas G. Cousins                  Director                June 24, 1998
----------------------------
Thomas G. Cousins


/s/ Andrew B. Craig, III               Director                June 24, 1998
----------------------------
Andrew B. Craig, III


/s/ Alan T. Dickson                    Director                June 24, 1998
----------------------------
Alan T. Dickson


/s/ Paul Fulton                        Director                June 24, 1998
----------------------------
Paul Fulton


/s/ C. Ray Holman                      Director                June 24, 1998
----------------------------
C. Ray Holman


/s/ W. W. Johnson                      Director                June 24, 1998
----------------------------
W. W. Johnson


/s/ Kenneth D. Lewis                   President and Director  June 24, 1998
----------------------------
Kenneth D. Lewis


/s/ Russell W. Meyer, Jr.              Director                June 24, 1998
----------------------------
Russell W. Meyer, Jr.


/s/ Richard B. Priory                  Director                June 24, 1998
----------------------------
Richard B. Priory


/s/ John C. Slane                      Director                June 24, 1998
----------------------------
John C. Slane


/s/ O. Temple Sloan, Jr.               Director                June 24, 1998
----------------------------
O. Temple Sloan, Jr.


/s/ Meredith R. Spangler               Director                June 24, 1998
----------------------------
Meredith R. Spangler

/s/  Albert E. Suter               Director            June 24, 1998
     -----------------------
     Albert E. Suter



/s/  Ronald Townsend               Director            June 24, 1998
     -----------------------
     Ronald Townsend



/s/  Jackie M. Ward                Director            June 24, 1998
     -----------------------
     Jackie M. Ward



/s/  John A. Williams              Director            June 24, 1998
     -----------------------
     John A. Williams



/s/  Virgil R. Williams            Director            June 24, 1998
     -----------------------
     Virgil R. Williams

                            CERTIFICATE OF SECRETARY

             I, ALLISON L. GILLIAM, Assistant Secretary of NationsBank Corporation, a corporation duly organized and existing under the laws of the State of North Carolina, do hereby certify that the foregoing is a true and correct copy of an excerpt from a resolution duly adopted by a majority of the entire Board of Directors of said Corporation at a meeting of said Board of Directors held on April 10, 1998, at which meeting a quorum was present and acted throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.

                 FURTHER RESOLVED, that each officer or Director who may be required to sign the Registration Statement or any amendment, exhibit or other document related thereto (whether for and on behalf of the Corporation, as an officer or Director of the Corporation, or in any other capacity) be, and each hereby is, authorized to execute a power of attorney appointing Paul J. Polking and Charles M. Berger, and each of them, severally, as his or her attorney and agent, with full power of substitution and resubstitution, on his or her behalf in any such capacity to sign and file the Registration Statement and any and all amendments, exhibits and other documents related thereto which any such attorney or substitute may deem necessary or advisable to be filed with the Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as such officer or Director might or could do if personally present and acting and as fully as the Corporation might or could do by a properly authorized agent.

             IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of said corporation this 16th day of July, 1998.



(SEAL)


                                        /s/ Allison L. Gilliam
                                        ---------------------------------------
                                        Assistant Secretary